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                                                                   Exhibit 10.14

                          CONSENT TO CREDIT AGREEMENT
                          ---------------------------

          This CONSENT TO CREDIT AGREEMENT (this "Consent"), dated as of December 11,1997, is among RINGER CORPORATION ("Ringer") and SAFER, INC. (" Safer") (Ringer and Safer are sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Lender.

                                    RECITALS
                                    --------

     A. Borrowers and Lender are parties to that certain Credit Agreement dated as of May 2, 1997 (as from time to time amended, restated, supplemented or otherwise modified and in effect, the "Credit Agreement"), pursuant to which Lender has made and may hereafter make loans and advances and other extensions of credit to Borrowers.

     B. Borrowers desire that Lender consent to the "SureCo Loan" (as hereinafter defined), all on the terms and conditions set forth in this Consent.

     C. This Consent shall constitute a Loan Document and these Recitals shall be construed as part of this Consent; capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenant hereinafter contained, the parties hereto agree as follows:

     1. Request. Borrowers hereby request that Lender consent to the extension by Ringer to SureCo, Inc., a Georgia corporation ("SureCo"), of Indebtedness (the "SureCo Loan"), subject to the terms and conditions set forth in this Consent.

     2. Consent. Subject to the terms and conditions set forth in this Consent, Lender hereby consents to the SureCo Loan; provided that: (a) SureCo shall have first executed and delivered to Ringer a demand note (the "SureCo Note") to evidence the SureCo Loan, which SureCo Note shall be in the form attached as Exhibit A hereto and shall be pledged and delivered to Agent as additional Collateral for the Obligations; (b) Ringer shall record all advances under the SureCo Loan on its books and records in a manner satisfactory to Agent; (c) at the time any advance under the SureCo Loan is made and after giving effect thereto, SureCo and Ringer shall be Solvent; (d) no Default or Event of Default would occur and be continuing after giving effect to any such proposed advance under the SureCo Loan; (e) no more than five (5) advances shall be made under the SureCo Loan; (f) the aggregate principal amount of Indebtedness owing by SureCo under the SureCo Loan shall not exceed $500,000 at any one time outstanding; (g) the cumulative amount of Indebtedness advanced under the SureCo Loan shall not exceed $500,000; (h) no amount of the SureCo Loan which is repaid shall be re-borrowed; and (i) SureCo shall at all times be a direct wholly- owned Subsidiary of SRI and SRI shall at all times be a direct wholly-owned Subsidiary of Ringer.

     3. Conditions to Effectiveness. This Consent shall become effective on the date first set forth above, provided that:

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          (a) Credit Parties and Lender have duly executed and delivered all appropriate signature pages to this Consent;

          (b) Lender shall have received the duly executed and delivered SureCo Note, pledged by Ringer to Lender;

          (c) Lender shall have received written evidence satisfactory to it that the execution and delivery of the SureCo Note, the pledge of the SureCo Note to Lender, and the consummation of the SureCo Loan are permitted in accordance with the documentation evidencing the Fremont Loan, which evidence shall be certified by Ringer's secretary as being true, accurate and complete; and

          (d) the representations and warranties of Borrowers contained in
     Section 4 below shall be true, accurate and complete in all respects as of the effective date of this Consent.

     4. Representations and Warranties. Borrowers hereby represent and warrant to Lender that:

     (a) As of the date of this Consent, and after giving effect to this Consent and the transactions contemplated hereby, no Default or Event of Default shall have occurred or be continuing;

     (b) As of the date of this Consent, and after giving effect to this Consent and the transactions contemplated hereby, the representations and warranties of Borrowers contained in the Loan Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date; and

     (c) (i) The execution, delivery and performance by each Borrower of this Consent and each of the documents and agreements described herein, or contemplated hereby, to which such Borrower is a party are within its corporate powers and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) this Consent and such documents and agreements are the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with their respective terms and (iii) neither this Consent or any such other document or agreement, nor the execution, delivery or performance by any Borrower thereof (A) violates any law or regulation, or any order or decree of any court or Governmental Authority, (B) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Borrower is a party or by which any Borrower or any of its property is bound or (C) results in the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of the Collateral.

     5. Effect on Credit Agreement. This Consent is limited to the specific purpose for which it is granted and, except as specifically set forth above (i) shall not be construed as a consent, waiver or other modification with respect to any term, condition or other provision of the Credit Agreement or any other Loan Document and (ii) the Credit Agreement and the other Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed.

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     6.   Miscellaneous.

     6.1 Successors and Assigns. This Consent shall be binding on and shall inure to the benefit of Credit Parties, Lender and their respective successors and assigns, except as otherwise provided herein or therein; provided that no Credit Party may assign its rights, obligations, duties or other interests hereunder without the prior written consent of Lender. The terms and provisions of this Consent are for the purpose of defining the relative rights and obligations of the Credit Parties and Lender with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Consent.

     6.2 Entire Agreement. This Consent, including all documents attached hereto, incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof

     6.3 Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrowers agree to pay on demand all fees, costs and expenses incurred by Lender in connection with the preparation, execution and delivery of this Consent, together with all fees, costs and expenses incurred by Lender prior to the date hereof which are payable by Borrowers pursuant to Section 11.3 of the Credit Agreement.

     6.4 Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

     6.5 Counterparts. This Consent may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one document.

     6.6 Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

     6.7 Acknowledgment. Each Credit Party hereby represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Consent, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Consent. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims.

                           (Signature page to follow)

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IN WITNESS WHEREOF, this Consent has been duly executed as of the date first written above.

                         RINGER CORPORATION

                         By: /s/ Mark Eisenschenk
                            ---------------------
                         Title: Executive Vice President & CFO
                               -------------------------------

                         SAFER, INC.

                         By: /s/ Mark Eisenschenk
                            ---------------------
                         Title: Executive Vice President & CFO
                               -------------------------------

                         GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Lender

                         By: /s/ Trevor J. Clark
                            --------------------
                         Title: Duly Authorized Signatory
                               --------------------------

          The following Person is a signatory to this Consent in its capacity as a Credit Party and not as a Borrower.

                         SAFER LTD.

                         By: /s/ Mark Eisenschenk
                            ---------------------
                         Title: Executive Vice President & CFO
                               -------------------------------

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